                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 19, 2003

                          ATCHISON CASTING CORPORATION
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               (Exact name of registrant as specified in charter)

        Kansas                     1-12541                    48-1156578
        ------                     -------                    ----------
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                         Identification Number)

                   400 South Fourth Street, Atchison, KS 66002
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               (Address of Principal Executive Offices) (Zip Code)

                                 (913) 367-2121
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

On November 19, 2003 Atchison Casting Corporation issued a press release announcing an agreement to sell its remaining operating assets. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

It is unlikely that any funds will be left for stockholders of Atchison Casting after payment of secured creditors in the reorganization proceeding under
Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code").

Item 7.  Exhibits.

Exhibit 99.1 Press Release dated November 19, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2003

                                 Atchison Casting Corporation

                                 By:      /s/ Kevin T. McDermed
                                    --------------------------------
                                          Kevin T. McDermed
                                          Chief Financial Officer